UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2023

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

265 Franklin Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2023, the Board of Directors (the “Board”) of Eastern Bankshares, Inc. (the “Company”) appointed Marisa J. Harney and Linda M. Williams as directors of the Company, effective immediately.

Ms. Harney and Ms. Williams were also each appointed to the Audit and Risk Management Committees of the Board, effective January 1, 2024. They will also serve on the Board of Directors of the Company’s banking subsidiary, Eastern Bank. Ms. Harney will hold office until the Company’s 2024 annual meeting of shareholders and is expected to be nominated by the Board to stand for re-election for a term expiring in 2027. Ms. Williams will hold office until the Company’s 2025 annual meeting of shareholders and is expected to be nominated by the Board to stand for re-election for a term expiring in 2027, in accordance with the Company’s previously announced plans to fully declassify the Board by 2027.

Ms. Harney and Ms. Williams were each appointed by the Board as part of the Company’s director succession process and planning for future director retirements expected at year end 2024 in accordance with the Company’s Corporate Governance Guidelines. With the addition of the two new directors, the Company’s Board consists of 13 directors.

Ms. Harney, age 65, most recently served as Executive Vice President and Chief Credit Officer of First Citizens BancShares, Inc. and its bank subsidiary First-Citizens Bank & Trust Company (collectively, “First Citizens”) from January 2022 through March 2023. She previously served as Executive Vice President and Chief Credit Officer of CIT Group Inc. and CIT Bank, N.A. (“CIT”), from 2018 through January 2022, when CIT merged with First Citizens, and as CIT’s Chief Credit Officer prior to that. Her 42 years of banking experience also includes roles as Chief Risk Officer of GE Capital Americas and Head of Corporate Credit Risk of the Americas for Bank of America, as well as senior credit risk positions with Credit Suisse First Boston, JPMorgan Chase & Co., and Bankers Trust Company. She holds an MBA from the New York University Stern School of Business and a bachelor’s degree in finance from Fordham University.

Ms. Williams, age 63, serves as Chief Risk and Audit Officer and Senior Vice President for Blue Cross Blue Shield of Massachusetts (“BCBS”), with oversight of strategic enterprise risk management, internal audit, and information security, a role she has held since January 2017. She previously served as Senior Vice President and Chief Underwriter for BCBS starting in 2010 after joining the company in 2008. Prior to that, she served as a Senior Consultant with Medwise Partners, a health insurance company consulting firm, and held underwriting leadership roles for Magellan Behavioral Health and Aetna, Inc. She has been a member of the Board of Directors of SmileDirectClub since June 2022, and she serves on its Audit Committee. She also serves on the Board of Directors of Morgan Memorial Goodwill Industries and as Trustee and Treasurer for the Robert F. Kennedy Children’s Action Corps. She holds a bachelor’s degree from Johns Hopkins University.

A description of the compensation payable to Ms. Harney and Ms. Williams for their service as directors and members of committees of the Board is set forth under the caption “Director Compensation” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 3, 2023, which is incorporated herein by reference. There are no transactions between the Company and Ms. Harney or Ms. Williams, respectively, that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As previously announced, pursuant to an Agreement and Plan of Merger entered into on September 19, 2023, by the Company and its subsidiaries Eastern Bank and Citadel MS 2023, Inc., and Cambridge Bancorp and its subsidiary Cambridge Trust Company (the “Merger Agreement”), the Board has appointed Denis K. Sheahan, the Chairman, President, and Chief Executive Officer of Cambridge Bancorp, to the Board and also expects to appoint three other members of the Board of Directors of Cambridge Bancorp to the Board, with the appointments be effective upon the Effective Time, as defined in the Merger Agreement, and subject to the completion of the contemplated merger between Cambridge Bancorp and the Company.

A copy of the Company’s related press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “plan,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Such factors include, but are not limited to, that required regulatory, shareholder or other approvals related to the merger of the Company and Cambridge Bancorp or other transactions contemplated by the Merger Agreement are not obtained or other closing conditions are not satisfied in a timely manner or at all; that the merger may not be timely completed, if at all; and that director elections and succession planning strategies are not implemented within the expected time frames or at all. These forward-looking statements are also subject to the risks and uncertainties applicable to the Company’s business generally that are disclosed in the Company’s Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and, except as required by law, the Company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated October 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

	By:	/s/ Kathleen C. Henry
DATE: October 30, 2023		Kathleen C. Henry
Executive Vice President, General Counsel and Corporate Secretary